Exhibit 99.1

Hoth Therapeutics Board of Directors Approves Bitcoin as Treasury Reserve Asset

NEW YORK, November 20, 2024 – Hoth Therapeutics, Inc. (NASDAQ: HOTH), a patient focused biopharmaceutical company, today announced that the Company’s Board of Directors approved the purchase of up to $1 million in Bitcoin.

“As Bitcoin continues to grow, gaining investor attention and acceptance as a major and primary asset class, we believe that Bitcoin will serve as a strong treasury reserve asset,” said Robb Knie, CEO of Hoth. “With recent approval of Bitcoin ETFs and increasing activity from institutional investors, it is a strong addition to our treasury strategy. We believe its inflation-resistant characteristics may make it a reliable asset as a functional store of value.”

About Hoth Therapeutics, Inc.

Hoth Therapeutics is a clinical-stage biopharmaceutical company dedicated to developing innovative, impactful, and ground-breaking treatments with a goal to improve patient quality of life. We are a catalyst in early-stage pharmaceutical research and development, elevating drugs from the bench to pre-clinical and clinical testing. Utilizing a patient-centric approach, we collaborate and partner with a team of scientists, clinicians, and key opinion leaders to seek out and investigate therapeutics that hold immense potential to create breakthroughs and diversify treatment options. To learn more, please visit https://ir.hoththerapeutics.com/.

Forward-Looking Statement

This press release includes forward-looking statements based upon Hoth’s current expectations, which may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, and are subject to substantial risks, uncertainties, and assumptions. These statements concern Hoth’s business strategies; the timing of regulatory submissions; the ability to obtain and maintain regulatory approval of existing product candidates and any other product candidates we may develop, and the labeling under any approval we may obtain; the timing and costs of clinical trials, and the timing and costs of other expenses; market acceptance of our products; the ultimate impact of any health epidemic, on our business, our clinical trials, our research programs, healthcare systems, or the global economy as a whole; our intellectual property; our reliance on third-party organizations; our competitive position; our industry environment; our anticipated financial and operating results, including anticipated sources of revenues; our assumptions regarding the size of the available market, benefits of our products, product pricing, and timing of product launches; management’s expectation with respect to future acquisitions; statements regarding our goals, intentions, plans, and expectations, including the introduction of new products and markets; our cash needs and financing plans; and the long-term value of Bitcoin. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. You should not place reliance on these forward-looking statements, which include words such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” or similar terms, variations of such terms, or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Hoth may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, market conditions, risks inherent with investing in Bitcoin, including Bitcoin’s volatility and risk of implementing a new Bitcoin treasury strategy, and the factors described in the section titled “Risk Factors” in Hoth’s most recent Annual Report on Form 10-Kas amended or supplemented by Hoth’s other filings made with the U. S. Securities and Exchange Commission. All such statements speak only as of the date made. Consequently, forward-looking statements should be regarded solely as Hoth’s current plans, estimates, and beliefs. Investors should not place undue reliance on forward-looking statements. Hoth cannot guarantee future results, events, levels of activity, performance, or achievements. Hoth does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events, or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

Investor Contact:

LR Advisors LLC
Email: investorrelations@hoththerapeutics.com
www.hoththerapeutics.com
Phone: (678) 570-6791